October 6, 2017

Keith A. Gregory, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Multi-Strategy Total Return Fund, Inc.

 consisting of the following series and classes:

  T. Rowe Price Multi-Strategy Total Return Fund (the “Fund”)

  Investor Class

  I Class

  Advisor Class

 File Nos.: 333-218649/811-23261

Dear Mr. Gregory:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There were no changes to the prospectus and Statement of Additional Information (“SAI”) that were filed under N-1A/A on October 4, 2017.

The Fund’s prospectus and SAI were declared effective on October 5, 2017.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman